                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Prelminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Under Rule 14a-12

                    American Municipal Income Portfolio Inc.
                    Minnesota Municipal Income Portfolio Inc.
             First American Minnesota Municipal Income Fund II, Inc.
                           American Income Fund, Inc.
             -------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

               Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date Filed:

                    AMERICAN MUNICIPAL INCOME PORTFOLIO INC.
                    MINNESOTA MUNICIPAL INCOME PORTFOLIO INC.
             FIRST AMERICAN MINNESOTA MUNICIPAL INCOME FUND II, INC.
                           AMERICAN INCOME FUND, INC.

             NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON
                               SEPTEMBER 19, 2005

      NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of American Municipal Income Portfolio Inc., Minnesota Municipal Income Portfolio Inc., First American Minnesota Municipal Income Fund II, Inc. and American Income Fund, Inc. (individually, a "Fund" and collectively, the "Funds") will be held at 3:00 p.m., Central Time, on Monday, September 19, 2005, at the Minneapolis Club, 729 Second Avenue South, Minneapolis, Minnesota 55402. The purposes of the meeting are as follow:

      1.    To elect directors.

            - Shareholders of American Income Fund are being asked to elect three individuals to Class II of the Board of Directors.

            - Shareholders of the other Funds are being asked to elect eight individuals to the Board of Directors. For each Fund, common shareholders and preferred shareholders, voting together as a single class, will elect six directors and preferred shareholders, voting alone, will elect two directors.

      2. For shareholders of American Income Fund only, to approve amendments to the Fund's Restated and Amended Articles of Incorporation and Bylaws to declassify the Board of Directors so that all directors are elected annually and to eliminate the requirement that directors may be removed only for cause by the holders of 75% of the Fund's shares.


      3. To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of each Fund for the current fiscal year.


      4.    To transact any other business properly brought before the meeting.

      EACH FUND'S BOARD OF DIRECTORS RECOMMENDS APPROVAL OF EACH ITEM LISTED ON THIS NOTICE OF ANNUAL MEETING OF SHAREHOLDERS.

      Shareholders of record as of the close of business on July 25, 2005 are entitled to notice of, and to vote at, the meeting or any adjournment(s) thereof.

      You can vote easily and quickly by toll-free telephone call, by internet or by mail. Just follow the instructions that appear on your enclosed proxy card. Please help the Funds avoid the cost of a follow-up mailing by voting today.


August 8, 2005                                       Kathleen L. Prudhomme
                                                     Secretary

                                 PROXY STATEMENT

                    AMERICAN MUNICIPAL INCOME PORTFOLIO INC.
                    MINNESOTA MUNICIPAL INCOME PORTFOLIO INC.
             FIRST AMERICAN MINNESOTA MUNICIPAL INCOME FUND II, INC.
                           AMERICAN INCOME FUND, INC.

              ANNUAL MEETING OF SHAREHOLDERS -- SEPTEMBER 19, 2005

      The enclosed proxy is solicited by the Board of Directors of American Municipal Income Portfolio Inc., Minnesota Municipal Income Portfolio Inc., First American Minnesota Municipal Income Fund II, Inc. and American Income Fund, Inc. (sometimes referred to individually as a "Fund" and collectively as the "Funds") in connection with each Fund's annual meeting of shareholders to be held Monday, September 19, 2005, and any adjournments thereof.

      The investment adviser for the Funds is U.S. Bancorp Asset Management, Inc. (the "Adviser"). U.S. Bancorp Asset Management also acts as the administrator for the Funds. The address of the Funds and the Adviser is 800 Nicollet Mall, Minneapolis, Minnesota 55402.


      The costs of solicitation, including the cost of preparing and mailing the Notice of Annual Meeting of Shareholders and this Proxy Statement, will be allocated among and borne by the Funds. Mailing of the Notice of Annual Meeting of Shareholders and this Proxy Statement will take place on approximately August 8, 2005. Representatives of the Adviser may, without cost to the Funds, solicit proxies on behalf of management of the Funds by means of mail, telephone or personal calls.


      In order for the shareholder meeting to go forward for a Fund, there must be a quorum. This means that at least a majority of that Fund's shares must be represented at the meeting -- either in person or by proxy.

      For American Municipal Income Portfolio, Minnesota Municipal Income Portfolio and First American Minnesota Municipal Income Fund II (the "Municipal Bond Funds"), all returned proxies count toward a quorum, regardless of how they are voted. Abstentions and broker non-votes will have no effect on the proposal to elect directors. With respect to the proposal to ratify the funds' independent accountants, an abstention will be counted as shares present at the meeting in determining whether the proposal has been approved, and will have the same effect as a vote against the proposal. If a proxy is returned with a broker non-vote on the proposal, the shareholder will not be counted as present and entitled to vote with respect to that proposal. (Broker non-votes are shares for which (a) the underlying owner has not voted and (b) the broker holding the shares does not have discretionary authority to vote on the particular matter.)


      For American Income Fund, shares represented by proxies that withhold authority to vote or that reflect abstentions or broker non-votes are counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes will have no effect on the proposal to elect directors, but will have the same effect as a vote against the proposal to amend the Fund's Restated and Amended Articles of Incorporation and the Fund's Bylaws and the proposal to ratify the Fund's independent accountants.

      If a quorum is not obtained or if sufficient votes to approve any proposal are not received for any Fund, the persons named as proxies may propose one or more adjournments of the meeting for that Fund to permit further solicitation of proxies. In determining whether to adjourn the meeting, the following factors may be considered: the nature of the proposal; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation; and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require a vote in favor of the adjournment by the holders of a majority of the shares present in person or by proxy at the meeting (or any adjourned meeting).

      You may revoke your proxy at any time up until voting results are announced at the shareholder meeting. You can do this by writing to the Funds' Secretary, or by voting in person at the meeting and notifying the election judge that you are revoking your proxy. In addition, you can revoke a prior proxy simply by voting again -- using your original proxy card or by internet or toll-free telephone call. If you return an executed proxy card without instructions, your shares will be voted "for" each proposal.

      So far as the Board of Directors is aware, no matters other than those described in this Proxy Statement will be acted upon at the meeting. Should any other matters properly come before the meeting calling for a vote of shareholders, it is the intention of the persons named as proxies to vote upon such matters according to their best judgment.


      The following table indicates which shareholders are being solicited with respect to each proposal:



                               AMERICAN      MINNESOTA     FIRST AMERICAN
                               MUNICIPAL     MUNICIPAL       MINNESOTA
                                INCOME        INCOME         MUNICIPAL         AMERICAN
PROPOSAL                       PORTFOLIO     PORTFOLIO     INCOME FUND II     INCOME FUND
--------                       ---------     ---------     --------------     -----------
Elect directors                    X             X               X                X

Approve amendments to             N/A           N/A             N/A               X
the Restated and Amended
Articles of Incorporation
and Bylaws to declassify
the Board of Directors and
to eliminate certain
restriction on removing
directors

Ratify the selection of            X             X               X                X
independent public
accountants


      Only shareholders of record of each Fund on July 25, 2005 may vote at the meeting or any adjournment thereof. As of that date, the Funds had the following numbers of issued and outstanding common and preferred shares:

                     AMERICAN                           FIRST AMERICAN
                     MUNICIPAL         MINNESOTA           MINNESOTA
                      INCOME       MUNICIPAL INCOME        MUNICIPAL        AMERICAN INCOME
                     PORTFOLIO         PORTFOLIO         INCOME FUND II           FUND
                     ---------     ----------------     ---------------     ---------------
Common Shares        5,756,267        4,146,743            1,472,506           9,454,221
Preferred Shares         1,740            1,244                  520              None


      Each shareholder of a Fund is entitled to one vote for each share held. None of the matters to be presented at the meeting will entitle any shareholder to cumulative voting or appraisal rights. No person, to the knowledge of Fund management, was the beneficial owner of more than 5% of any class of voting shares of any Fund as of July 25, 2005, except as follows:


                                                                                 PERCENTAGE
                              NAME AND ADDRESS OF          NUMBER OF SHARES     OWNERSHIP OF
       FUND                    BENEFICIAL OWNER            OF COMMON STOCK      COMMON STOCK
--------------------      ----------------------------     ----------------     ------------
American Income Fund      Karpus Management, Inc.              488,412              5.17%
                          14 Toby Village Office Park
                          Pittsford, NY

                          Sit Investment Associates,           946,742             10.01%
                          Inc. and affiliated entities
                          4600 Wells Fargo Center
                          Minneapolis, MN


      Copies of each Fund's most recent annual report and subsequent semi-annual report, if any, are available to shareholders upon request. If you would like to receive a copy, please contact the Funds at 800 Nicollet Mall, Minneapolis, Minnesota 55402, or call 800-677-FUND and one will be sent, without charge, by first-class mail within three business days of your request.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS


      American Income Fund. The Restated and Amended Articles of Incorporation of American Income Fund provide that the Fund's Board of Directors shall be divided into three classes, each having a term of three years. Each year, the term of office of one class expires. The term of office of the Class II directors expires at this year's annual meeting. Shareholders will be asked to elect Victoria J. Herget, Leonard W. Kedrowski and Richard K. Riederer to serve as Class II directors of the Fund. If Fund shareholders approve Proposal Two to declassify the Fund's Board of Directors, these directors will hold office until the 2006 annual meeting of shareholders and until their successors are elected and qualified. If Fund shareholders do not approve Proposal Two, these directors will hold office for a three-year term to expire at the 2008 annual meeting of shareholders. (The terms of office of the Class I and Class III directors expire at the 2007 and 2006 annual meetings of shareholders, respectively, except that if shareholders approve Proposal Two, the terms of all such directors will expire at the 2006 annual meeting. ) It is intended that the enclosed proxy for American Income Fund will be voted for the election of Ms. Herget, Mr. Kedrowski and Mr. Riederer as Class II directors of the Fund unless such authority has been withheld in the proxy.

      Municipal Bond Funds. The directors of the Municipal Bond Funds do not have staggered terms. Each director serves until the next annual meeting of shareholders. The shareholders of each Municipal Bond Fund will be asked to elect eight nominees to the Fund's Board of Directors. Each Municipal Bond Fund's preferred shareholders are entitled to elect two of the Fund's directors, and the remaining six directors are to be elected by the preferred shareholders and the common shareholders, voting together as a single class. The nominees for director to be elected by each Municipal Bond Fund's preferred shareholders are Roger A. Gibson and Leonard W. Kedrowski. Benjamin R. Field III, Victoria J. Herget, Richard K. Riederer, Joseph D. Strauss, Virginia L. Stringer and James
M. Wade are to be elected by the preferred shareholders and the common shareholders of each Municipal Bond Fund, voting together. It is intended that the enclosed proxy will be voted for the election of each of these individuals as directors of the Municipal Bond Funds unless such authority has been withheld in the proxy.


      Biographical Information. Biographical information regarding each nominee is set forth below. Each nominee also serves as a director of the other closed-end and open-end investment companies managed by the Adviser (the "Fund Complex"). The Fund Complex currently consists of eight closed-end funds (each of which is a registered investment company) and 48 open-end funds (which are portfolios of three registered investment companies). The business address of each of the nominees is First American Funds, P.O. Box 1329, Minneapolis, Minnesota 55440-1329.

NOMINEES FOR ELECTION AS NON-INTERESTED DIRECTORS


                                                                                                NUMBER OF
                                                                                                PORTFOLIOS IN    OTHER
                 POSITION                                                                       FUND             DIRECTOR-
                 HELD                                                                           COMPLEX          SHIPS HELD
NAME AND         WITH THE    TERM OF OFFICE* AND             PRINCIPAL OCCUPATION(S)            OVERSEEN BY      BY
YEAR OF BIRTH    FUNDS       LENGTH OF TIME SERVED           DURING LAST 5 YEARS                DIRECTOR         DIRECTOR**
-------------    --------    ---------------------------     -------------------------------    -------------    ----------
Benjamin R.      Director    Mr. Field has served as a       Retired; Senior Financial          56               None
Field III                    director of each of the         Advisor, Bemis Company, Inc.
(1938)                       Funds since September 2003.     from May 2002 through June
                             As a Municipal Bond Fund        2004; Senior Vice President,
                             director he serves for a        Chief Financial Officer &
                             one-year term that expires      Treasurer, Bemis, through April
                             at the next annual meeting      2002.
                             of shareholders. As a Class
                             I director of American
                             Income Fund his term will
                             expire at the 2007 annual
                             meeting of shareholders,
                             except that if shareholders
                             approve Proposal Two, his
                             term will expire at the
                             next annual meeting of
                             shareholders.

                                                                                                NUMBER OF
                                                                                                PORTFOLIOS IN   OTHER
                   POSITION                                                                     FUND            DIRECTOR-
                   HELD                                                                         COMPLEX         SHIPS HELD
NAME AND           WITH THE   TERM OF OFFICE* AND              PRINCIPAL OCCUPATION(S)          OVERSEEN BY     BY
YEAR OF BIRTH      FUNDS      LENGTH OF TIME SERVED            DURING LAST 5 YEARS              DIRECTOR        DIRECTOR**
---------------    --------   ------------------------------   ------------------------------   -------------   ----------
Roger A. Gibson    Director   Mr. Gibson has served as a       Vice President - Cargo, United    56             None
(1946)                        director of each of the          Airlines, since July 2001;
                              Municipal Bond Funds since       Vice President, North America
                              August 1998. As a Municipal      - Mountain Region for United
                              Bond Fund director he serves     Airlines, prior to July 2001.
                              for a one-year term that
                              expires at the next annual
                              meeting of shareholders. Mr.
                              Gibson has served as a Class I
                              director of American Income
                              Fund since October 2000. His
                              term as a director of American
                              Income Fund will expire at the
                              2007 annual meeting of
                              shareholders, except that if
                              shareholders approve Proposal
                              Two, his term will expire at
                              the next annual meeting of
                              shareholders.

Victoria J.        Director   Ms. Herget has served as a       Investment consultant and         56             None
Herget                        director of each of the Funds    non-profit board member since
(1951)                        since September 2003. As a       2001; Managing Director of
                              Municipal Bond Fund director     Zurich Scudder Investments
                              she serves for a one-year term   through 2001.
                              that expires at the next
                              annual meeting of
                              shareholders. As a Class II
                              director of American Income
                              Fund she has been nominated
                              for a three-year term that
                              will expire at the 2008 annual
                              meeting of shareholders,
                              except that if shareholders
                              approve Proposal Two, her term
                              will expire at the next annual
                              meeting of shareholders.

                                                                                                NUMBER OF
                                                                                                PORTFOLIOS IN   OTHER
                   POSITION                                                                     FUND            DIRECTOR-
                   HELD                                                                         COMPLEX         SHIPS HELD
NAME AND           WITH THE   TERM OF OFFICE* AND              PRINCIPAL OCCUPATION(S)          OVERSEEN BY     BY
YEAR OF BIRTH      FUNDS      LENGTH OF TIME SERVED            DURING LAST 5 YEARS              DIRECTOR        DIRECTOR**
---------------    --------   ------------------------------   ------------------------------   -------------   ----------
Leonard W.         Director   Mr. Kedrowski has served as a    Owner, Executive and              56             None
Kedrowski                     director of each of the          Management Consulting, Inc., a
(1941)                        Municipal Bond Funds since       management consulting firm;
                              August 1998. As a Municipal      Board member, GC McGuiggan
                              Bond Fund director he serves     Corporation (dba Smyth
                              for a one-year term that         Companies), a label printer;
                              expires at the next annual       former Chief Executive
                              meeting of shareholders. Mr.     Officer, Creative Promotions
                              Kedrowski has served as a        International, LLC, a
                              Class II director of American    promotional award programs and
                              Income Fund since October        products company, through
                              2000. He has been nominated      October 2003; Advisory Board
                              for a three- year term that      member, Designer Doors,
                              will expire at the 2008 annual   manufacturer of designer
                              meeting of shareholders,         doors, through 2002.
                              except that if shareholders
                              approve Proposal Two, his term
                              will expire at the next annual
                              meeting of shareholders

Richard K.         Director   Mr. Riederer has served as a     Retired; Director, President      56             None
Riederer                      director of each of the Funds    and Chief Executive Officer,
(1944)                        since August 2001. As a          Weirton Steel through 2001.
                              Municipal Bond Fund director
                              he serves for a one-year term
                              that expires at the next
                              annual meeting of
                              shareholders. As a Class II
                              director of American Income
                              Fund he has been nominated for
                              a three-year term that will
                              expire at the 2008 annual
                              meeting of shareholders,
                              except that if shareholders
                              approve Proposal Two, his term
                              will expire at the next annual
                              meeting of shareholders.

                                                                                                NUMBER OF
                                                                                                PORTFOLIOS IN   OTHER
                   POSITION                                                                     FUND            DIRECTOR-
                   HELD                                                                         COMPLEX         SHIPS HELD
NAME AND           WITH THE   TERM OF OFFICE* AND              PRINCIPAL OCCUPATION(S)          OVERSEEN BY     BY
YEAR OF BIRTH      FUNDS      LENGTH OF TIME SERVED            DURING LAST 5 YEARS              DIRECTOR        DIRECTOR**
---------------    --------   ------------------------------   ------------------------------   -------------   ----------
Joseph D.          Director   Mr. Strauss has served as a      Owner, Chairman and Chief        56              None
Strauss                       director of each of the          Executive Officer,
(1940)                        Municipal Bond Funds since       Excensus(TM), LLC, a
                              August 1998. As a Municipal      consulting firm, since 2001;
                              Bond Fund director he serves     owner and President, Strauss
                              for a one-year term that         Management Company, a
                              expires at the next annual       Minnesota holding company for
                              meeting of shareholders. Mr.     various organizational
                              Strauss has served as a Class    management business ventures;
                              III director of American         owner, Chairman and Chief
                              Income Fund since October        Executive Officer, Community
                              2000. His current term expires   Resource Partnerships, Inc., a
                              at the 2006 annual meeting of    strategic planning, operations
                              shareholders.                    management, government
                                                               relations, transportation
                                                               planning and public relations
                                                               organization; attorney at law.

Virginia L.        Chair;     Ms. Stringer has served as a     Owner and President, Strategic    56             None
Stringer           Director   director of each of the          Management Resources, Inc., a
(1944)                        Municipal Bond Funds since       management consulting firm;
                              August 1998. As a Municipal      Executive Consultant for State
                              Bond Fund director she serves    Farm Insurance Cos. through
                              for a one-year term that         2003.
                              expires at the next annual
                              meeting of shareholders. She
                              has served as a Class III
                              director of American Income
                              Fund since October 2000. Her
                              current term expires at the
                              2006 annual meeting of
                              shareholders.

                                                                                                NUMBER OF
                                                                                                PORTFOLIOS IN   OTHER
                   POSITION                                                                     FUND            DIRECTOR-
                   HELD                                                                         COMPLEX         SHIPS HELD
NAME AND           WITH THE   TERM OF OFFICE* AND              PRINCIPAL OCCUPATION(S)          OVERSEEN BY     BY
YEAR OF BIRTH      FUNDS      LENGTH OF TIME SERVED            DURING LAST 5 YEARS              DIRECTOR        DIRECTOR**
---------------    --------   ------------------------------   ------------------------------   -------------   ----------
James M. Wade      Director   Mr. Wade has served as a         Owner and President, Jim Wade    56              None
(1943)                        director of each of the Funds    Homes, a homebuilding company,
                              since August 2001. As a          since 1999.
                              Municipal Bond Fund director
                              he serves for a one-year term
                              that expires at the next
                              annual meeting of
                              shareholders. As a Class III
                              director of American Income
                              Fund, his current term expires
                              at the 2006 annual meeting of
                              shareholders.


----------


* Each director serves for the term specified or, if earlier, until his or her death, resignation, removal or disqualification.


** Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.


      There were 12 meetings of the Board of Directors during the fiscal year of American Municipal Income Portfolio, Minnesota Municipal Income Portfolio and First American Minnesota Municipal Income Fund II ended January 31, 2005 and 11 meetings of the Board of Directors during the fiscal year of American Income Fund ended October 31, 2004. During each such fiscal year, each of the directors standing for re-election attended at least 75% of all meetings of the Board of Directors and of committees of which he or she was a regular member that were held while he or she was serving on the Board of Directors or on such committee.


STANDING COMMITTEES

      The Board of Directors of each Fund currently has three standing committees: an Audit Committee, a Pricing Committee and a Governance Committee.

      The purposes of the Audit Committee are (1) to oversee the Funds' accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; (2) to oversee the quality of the Funds' financial statements and the independent audit thereof; (3) to assist Board oversight of the Funds' compliance with legal and regulatory requirements; and (4) to act as a liaison between the Funds' independent auditors and the full Board of Directors. The Audit Committee, together with the Board of Directors, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement). The Audit Committee has adopted a written charter setting forth, among other things, requirements with respect to the composition of the Committee, the purposes of the Committee, and the Committee's duties and powers. A copy of this charter was included as an appendix to the proxy statement for last year's annual shareholders meeting. The

Audit Committee currently consists of Mr. Kedrowski (chair), Mr. Field, Mr. Riederer and Ms. Stringer (ex officio). The Board has determined that each member of the Audit Committee is "independent" within the meaning of New York Stock Exchange and American Stock Exchange listing standards and is not an "interested person" as defined in the Investment Company Act of 1940. The Board of Directors of each Fund has designated Mr. Kedrowski, Mr. Field and Mr. Riederer as Audit Committee financial experts. The Audit Committee met six times during the fiscal year of American Municipal Income Portfolio, Minnesota Municipal Income Portfolio and First American Minnesota Municipal Income Fund II ended January 31, 2005 and six times during the fiscal year of American Income Fund ended October 31, 2004.



      The Pricing Committee of each Fund's Board of Directors is responsible for valuing portfolio securities for which market quotations are not readily available, pursuant to procedures established by the Board of Directors. Current members of the Pricing Committee are Mr. Gibson (Chair), Mr. Wade, Mr. Field and Ms. Stringer (ex-officio). The Pricing Committee met once during the fiscal year of American Municipal Income Portfolio, Minnesota Municipal Income Portfolio and First American Minnesota Municipal Income Fund II ended January 31, 2005 and five times during the fiscal year of American Income Fund ended October 31, 2004.



      The Governance Committee of the Board of Directors is responsible for nominating directors and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The members of the Governance Committee are Mr. Strauss (Chair), Mr. Wade, Ms. Herget, and Ms. Stringer (ex officio). The Board has determined that each member of the Governance Committee is "independent" within the meaning of New York Stock Exchange and American Stock Exchange listing standards and is not an "interested person" as defined in the Investment Company Act of 1940. The Governance Committee met five times during the fiscal year of American Municipal Income Portfolio, Minnesota Municipal Income Portfolio and First American Minnesota Municipal Income Fund II ended January 31, 2005 and six times during the fiscal year of American Income Fund ended October 31, 2004. The current Governance Committee Charter is attached as Appendix A to this proxy statement.


      In addition to the above committees, the Board of Directors also appoints a Fund Review Liaison. The responsibility of the Fund Review Liaison is to lead the Board of Directors, together with the Board Chair, in evaluating Fund performance, Fund service provider contracts and arrangements for execution of Fund trades. Ms. Herget is the current Fund Review Liaison.

SELECTION OF DIRECTOR NOMINEES

      The Governance Committee will consider shareholder recommendations for director nominees in connection with each annual shareholders meeting of the Funds and any special shareholders meeting which is called for the purpose of electing directors. There are no differences in the manner in which the Governance Committee evaluates nominees for director based on whether the nominee is recommended by a shareholder.


      A shareholder who wishes to recommend a director nominee should submit his or her recommendation in writing to the Chair of the Board (Ms. Stringer) or the chair of the

Governance Committee (Mr. Strauss), in either case at First American Funds, P.O. Box 1329, Minneapolis, Minnesota 55440-1329. At a minimum, the recommendation should include:

   - the name, address, and business, educational, and/or other pertinent background of the person being recommended;

   - a statement concerning whether the person is "independent" within the meaning of New York Stock Exchange and American Stock Exchange listing standards and is not an "interested person" as defined in the Investment Company Act of 1940;

   - any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

   - the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held.

      The recommendation also can include any additional information which the person submitting it believes would assist the Governance Committee in evaluating the recommendation. In order for the Governance Committee to consider a shareholder's recommended nominee for election at the annual shareholders meeting in a given year, the recommendation should be submitted to the Governance Committee no later than May 31 in that year.

      The Board of Directors currently is composed entirely of persons who are not "interested persons" as defined in the Investment Company Act of 1940. The Board presently intends to remain composed only of such persons. Shareholders should note that a person who owns securities issued by U.S. Bancorp (the parent company of the Funds' investment advisor) would be deemed an "interested person" under the Investment Company Act of 1940. In addition, certain other relationships with U.S. Bancorp or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

      The Governance Committee has not established specific, minimum qualifications that it believes must be met by a director nominee. In evaluating director nominees, the Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is "independent" within the meaning of applicable stock exchange listing standards and is not an "interested person" as defined in the Investment Company Act of 1940; and whether the individual is "financially literate" or would be deemed an "audit committee financial expert" within the meaning of such listing standards and applicable Securities and Exchange Commission ("SEC") rules. The Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. In addition to considering shareholder recommendations, the Governance Committee may consider recommendations by business and personal contacts of current Board members, by Fund management, and by executive search firms which the committee may engage from time to time.

      Before the Governance Committee decides to nominate an individual as a director, committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a director of a registered investment company.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

      Shareholders of the Funds can communicate directly with the Board of Directors by writing to the Chair of the Board, First American Funds, P.O. Box 1329, Minneapolis, Minnesota 55440-1329. Shareholders can communicate directly with an individual director by writing to that director at P.O. Box 1329, Minneapolis, Minnesota 55440-1329. Such communications to the Board or individual directors are not screened before being delivered to the addressee.

DIRECTOR ATTENDANCE AT SHAREHOLDERS MEETINGS


      The Board of Directors encourages directors to attend annual shareholders meetings of the Funds in person or by telephone. Five of the directors standing for re-election attended the Funds' 2004 annual shareholder meeting in person.


DIRECTOR COMPENSATION

      The Fund complex currently pays directors who are not paid employees or affiliates of the Funds an annual retainer of $40,000 ($60,000 in the case of the Chair). The Fund Review Liaison receives an additional annual retainer of $10,000. In addition, directors are paid the following fees for attending Board and committee meetings:

      - $5,000 per day for in-person attendance at Board of Directors meetings ($7,500 per day in the case of the Chair);

      - $2,500 per day for telephonic attendance at Board of Directors meetings ($3,750 in the case of the Chair);

      - $2,500 for in-person attendance at any committee meeting ($3,750 in the case of the committee chair); and

      - $1,250 for telephonic attendance at any committee meeting ($1,875 in the case of the committee chair).

Directors also receive $2,500 per day when traveling, on behalf of a Fund, out of town on Fund business which does not involve a Board or committee meeting. In addition, directors are reimbursed for their out-of-pocket expenses in traveling from their primary or secondary residence to Board and committee meetings, on Fund business and to attend mutual fund industry conferences or seminars. The amounts specified in this paragraph are allocated among the funds in the Fund Complex on the basis of net assets.

      The directors may elect to defer payment of up to 100% of the fees they receive in accordance with a Deferred Compensation Plan (the "Plan"). Under the Plan, a director may elect to have his or her deferred fees treated as if they had been invested in shares of one or more funds and the amount paid to the director under the Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. Deferral of director fees in accordance with the Plan will have a negligible impact on Fund assets and liabilities and will not obligate the Funds to retain any director or pay any particular level of compensation. The Funds do not provide any other pension or retirement benefits to directors.

      The following table sets forth the compensation received by each director standing for re-election from each Fund for its most recent fiscal year, as well as the total compensation received by each such director from the Fund Complex for the twelve months ended December 31, 2004.


                                                                    AGGREGATE
                                                                  COMPENSATION
                                                 AGGREGATE         FROM FIRST
                             AGGREGATE         COMPENSATION         AMERICAN         AGGREGATE           TOTAL
                           COMPENSATION       FROM MINNESOTA        MINNESOTA      COMPENSATION      COMPENSATION
                           FROM AMERICAN         MUNICIPAL          MUNICIPAL      FROM AMERICAN       FROM FUND
                         MUNICIPAL INCOME    INCOME PORTFOLIO    INCOME FUND II     INCOME FUND     COMPLEX PAID TO
  NAME OF DIRECTOR         PORTFOLIO (1)            (2)                (3)              (4)         DIRECTORS (5)(6)
--------------------     ----------------    ----------------    --------------    -------------    ----------------
Benjamin R. Field           $  121,250          $  121,250         $  121,250        $  118,750        $  121,250
III

Roger A. Gibson                113,750             113,750            113,750           116,250           115,000

Victoria J. Herget             108,750             108,750            108,750           112,500           110,000

Leonard W. Kedrowski           141,250             141,250            141,250           136,250           141,250

Richard K. Riederer            131,875             131,875            131,875           130,000           131,250

Joseph D. Strauss              111,250             111,250            111,250           124,375           111,250

Virginia L. Stringer           197,500             197,500            197,500           193,750           198,750

James M. Wade                  120,000             120,000            120,000           118,750           120,000



(1) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Roger A. Gibson, $385; and Leonard W. Kedrowski, $957.



(2) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Roger A. Gibson, $276; and Leonard W. Kedrowski, $685.



(3) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Roger A. Gibson, $100 and Leonard W. Kedrowski, $249.



(4) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Roger A. Gibson, $75; and Leonard W. Kedrowski, $177.



(5) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Roger A. Gibson, $57,500; and Leonard W. Kedrowski, $141,250.


(6) As of December 31, 2004, the Fund Complex consisted of three open-end and eight closed-end investment companies, totaling 56 funds, managed by the Adviser, including the Funds.

DIRECTOR SHAREHOLDINGS

         The following table discloses the dollar range of equity securities beneficially owned by each director standing for re-election (i) in each Fund and (ii) on an aggregate basis in any of the funds in the Fund Complex.


                             Dollar Range of Equity           Aggregate Dollar Range of Equity
Name of Director             Securities in the Funds          Securities in the Fund Complex*
---------------------        ---------------------------      --------------------------------
Benjamin R. Field III        None                                     Over $100,000

Roger A. Gibson              None                                     Over $100,000

Victoria J. Herget           None                                     Over $100,000

Leonard W. Kedrowski         Minnesota Municipal Income               Over $100,000
                             Portfolio: $10,001-$50,000;

                             First American Minnesota
                             Municipal Income Fund II:
                             $1-$10,000

Richard K. Riederer          None                                     Over $100,000

Joseph D. Strauss            None                                     Over $100,000

Virginia L. Stringer         None                                     Over $100,000

James M. Wade                None                                     Over $100,000



----------
*The dollar range disclosed is based on the value of the securities as of June 30, 2005.


      To the knowledge of the Funds, as of July 25, 2005, the officers and directors of each Fund as a group beneficially owned less than 1% of each class of the outstanding shares of each Fund.

BOARD RECOMMENDATION; REQUIRED VOTE

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE IN FAVOR OF ALL NOMINEES TO SERVE AS DIRECTORS. For each Municipal Bond Fund, (i) the vote of a plurality of the preferred shares represented at the meeting is sufficient for the election of Mr. Gibson and Mr. Kedrowski, provided at least a quorum (a majority of the outstanding preferred shares) is represented in person or by proxy, and (ii) the vote of a plurality of the preferred shares and common shares represented at the meeting, voting together as a single class, is sufficient for the election of each of the other nominees, provided at least a quorum (a majority of the outstanding preferred shares and common shares) is represented in person or by proxy. For American Income Fund, the vote of a plurality of the shares voted at the meeting is sufficient for the election of each of the nominees, provided at least a quorum (a majority of the outstanding shares) is represented in person or by proxy. Unless otherwise instructed, the proxies will vote for all nominees. In the event any of the above nominees are not candidates for election at the meeting due to events not now known or anticipated, the proxies will vote for such other persons as the Board of Directors may designate.


                                  PROPOSAL TWO
            AMENDMENTS TO THE ARTICLES OF INCORPORATION AND BYLAWS OF
          AMERICAN INCOME FUND TO DECLASSIFY THE BOARD OF DIRECTORS AND
              ELIMINATE CERTAIN RESTRICTIONS ON REMOVING DIRECTORS

      Article V of American Income Fund's Restated and Amended Articles of Incorporation (the "Articles of Incorporation") and Section 3.1 of American Income Fund's Bylaws provide that the Board be divided into three classes, each class consisting of a number of directors as nearly equal as possible. The classes serve staggered three year terms, with the result that approximately one-third of the directors stand for re-election at any given annual meeting.
Article V of the Articles of Incorporation and Section 3.4 of the Bylaws contain a related provision intended to assure that that directors continue to hold office for the entire length of their term by providing that a director may be removed only for cause, and only by the vote of 75% of the Fund's shares. The Board of Directors has recommended that shareholders approve amendments to these and certain related sections of American Income Fund's Articles of Incorporation and Bylaws, as more fully described below, in order to implement an annual election of all directors and eliminate the current restrictions on removing directors.

REASONS FOR THE PROPOSAL

      American Income Fund had a classified Board of Directors at the time U.S. Bancorp Asset Management was appointed the Fund's investment adviser in October 2000. The other funds in the Fund Complex do not have classified Boards.

      Proponents of classified boards generally assert that they promote the independence of directors because directors elected for multi-year terms are less subject to outside influence. Proponents of classified boards also believe that they provide continuity and stability in the management of the business and affairs of a company since a majority of the directors always will have prior experience as directors of the company.

      Because classified board structures do not permit annual shareholder election of all directors, these structures have been subject to criticism from a corporate governance perspective. The election of directors is the primary avenue for shareholders to influence corporate governance policies and to hold management accountable for the implementation of those policies. A non-classified board structure enables shareholders to hold all directors accountable on an annual basis, rather than over a three-year period.

      The Fund's Board believes that providing the Fund's shareholders with the opportunity annually to register their views on the collective performance of the Board and on each director individually is consistent with good governance practices and provides greater accountability of the Board to the Fund's shareholders. For these reasons, the Board has proposed amendments to the Fund's Articles of Incorporation and Bylaws that will declassify the Board and provide for the annual election of all directors.

      Similarly, the Fund's Board does not believe that it is consistent with good governance practices to have any other provisions in the Fund's Articles of Incorporation and Bylaws that are designed to entrench directors. Therefore, the Board has proposed amendments to the Fund's Articles of Incorporation and Bylaws eliminating the requirement that a director may be removed only for cause, and only by the vote of 75% of the Fund's shares. Under Virginia law (the state in which the Fund is incorporated), shareholders may remove a director with or without cause, at a meeting called for the purpose of removing the director, unless the articles of incorporation provide that directors may be removed only with cause.

AMENDMENTS TO THE ARTICLES OF INCORPORATION


      Article V of the Fund's Articles of Incorporation currently divides the Board into three classes and provides that a director may be removed from office only for cause and only at meeting called expressly for that purpose by the vote of shareholders holding more than 75% of the shares entitled to vote at an election of directors. The proposed amended Article V provides that all directors shall be elected at each annual meeting and contains no limitations on the removal of directors. The Board has also proposed a corresponding amendment to Article VIII of the Articles of Incorporation, which currently provides that the amendment or repeal of Article V of the Articles of Incorporation requires the affirmative vote of holders of more than two-thirds of the capital stock of the Fund at the time outstanding and entitled to vote. The proposed amended
Article VIII does not include this requirement. Current and amended versions of
Article V and Article VIII are set forth in Appendix B.


AMENDMENTS TO BYLAWS

      Section 3.1 of the Fund's Bylaws currently divides the Board into three classes. The proposed amended Section 3.1 deletes all provisions relating to a classified Board, and provides that directors shall be elected at each annual meeting of shareholders. Section 3.4 of the Bylaws currently provides that, subject to the Articles of Incorporation, any director may be removed from office only for cause and only at meeting called expressly for that purpose by the vote of shareholders holding more than 75% of the shares entitled to vote at an election of directors. The Board has proposed that this section of the Bylaws be deleted. Finally, the Board has proposed an amendment to Section 9.1 of the Bylaws, which currently requires that Sections 3.1 and 3.4 of the Bylaws may be amended only by a vote of the holders of 75% of the fund's stock unless such action has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the directors, in which case the affirmative vote of a majority of the outstanding shares is required. The proposed amended Section 9.1 deletes this requirement. Current and amended versions of the foregoing sections of the Bylaws are set forth in Appendix C.

BOARD RECOMMENDATION; REQUIRED VOTE

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE IN FAVOR OF THE PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION AND BYLAWS OF AMERICAN INCOME FUND AS DESCRIBED ABOVE. In order for the amendments to the Articles of Incorporation and Bylaws to become effective, the proposal must receive the affirmative vote of at least 75% of the outstanding shares of the Fund entitled to vote.

                                 PROPOSAL THREE
          RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


      The Investment Company Act of 1940 provides that every registered investment company shall be audited at least once each year by independent public accountants selected by a majority of the directors of the investment company who are not interested persons of the investment company or its investment adviser. This selection is being submitted for ratification or rejection by the shareholders of each Fund.


      The Audit Committee and the full Board of Directors, including a majority of the Directors who are not interested persons of the Adviser or the Funds, have approved a change in each Fund's fiscal year end to August 31 and have selected Ernst & Young LLP ("Ernst & Young") to be the Funds' independent registered public accounting firm for each Fund's current fiscal year ending August 31, 2005. Ernst & Young examines the annual financial statements of the Funds and provides certain other audit-related and tax-related services to the Funds. Representatives of Ernst & Young are expected to be present at the meeting. These representatives will have the opportunity to make a statement to shareholders if they choose to do so and are expected to be available to respond to appropriate questions.


AUDIT COMMITTEE REPORT

      The Audit Committee and the Board of Directors have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the Funds' independent public accountants (or to nominate the independent public accountants to be proposed for shareholder approval in any proxy statement). The function of the Audit Committee is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and for preparing the Funds' financial statements, and the independent public accountants' responsibility is to plan and carry out a proper audit of the financial statements.

      In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Funds' financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

      The Funds' independent accountants also provided to the Audit Committee the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants the accounting firm's independence. The Committee also considered whether non-audit services provided by the independent accountants during the last fiscal year were compatible with maintaining the independent accountants' independence.

      Based upon the Audit Committee's discussion with management and the independent accountants and the Audit Committee's review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended to the

Board of Directors that, with respect to each Fund, the audited financial statements for the Fund's most recent fiscal year be included in the Fund's Annual Report for that fiscal year filed with the SEC.


                                         Members of the Audit Committee

                                         Leonard W. Kedrowski, Chair
                                         Benjamin R. Field III
                                         Richard K. Riederer
                                         Virginia L. Stringer

FEES PAID TO ERNST & YOUNG

      Audit Fees. Ernst & Young's fees for professional services rendered for the audit of each Fund's annual financial statements for its two most recently completed fiscal years were as set forth in the following table. These amounts included fees associated with the annual audit, SEC Rule 17f-2 security count filings and filings of the Funds' Annual Reports on Form N-CSR.


                                 Fiscal year ended    Fiscal year ended    Fiscal year ended    Fiscal year ended
                                           1/31/05              1/31/04             10/31/04             10/31/03
                                 -----------------    -----------------    -----------------    -----------------
American Municipal Income                  $24,694              $35,076                  N/A                  N/A
Portfolio

Minnesota Municipal Income                 $18,673              $25,304                  N/A                  N/A
Portfolio

First American Minnesota                   $ 9,089              $28,957                  N/A                  N/A
Municipal Income Fund II

American Income Fund                           N/A                  N/A              $18,127              $22,112


      Audit-Related Fees. Ernst & Young's fees for audit-related services for each Fund's two most recently completed fiscal years were as set forth in the following table. These audit-related services primarily related to rating agency agreed upon procedures.


                                 Fiscal year ended    Fiscal year ended    Fiscal year ended    Fiscal year ended
                                           1/31/05              1/31/04             10/31/04             10/31/03
                                 -----------------    -----------------    -----------------    -----------------
American Municipal Income                   $1,649               $3,977                  N/A                  N/A
Portfolio

Minnesota Municipal Income                  $1,178               $2,870                  N/A                  N/A
Portfolio

First American Minnesota                    $  428               $2,328                  N/A                  N/A
Municipal Income Fund II

American Income Fund                           N/A                  N/A               $1,769               $2,623

      Tax Fees. Ernst & Young's fees for tax services for each Fund's two most recently completed fiscal years were as set forth in the following table. These tax services included tax compliance, tax advice and tax planning services. Tax compliance, tax advice and tax planning services primarily relate to the preparation of original and amended tax returns, timely RIC qualification reviews and tax distribution analysis and planning.


                                 Fiscal year ended    Fiscal year ended    Fiscal year ended    Fiscal year ended
                                           1/31/05              1/31/04             10/31/04             10/31/03
                                 -----------------    -----------------    -----------------    -----------------
American Municipal Income                   $5,029               $7,763                  N/A                  N/A
Portfolio

Minnesota Municipal Income                  $3,802               $5,684                  N/A                  N/A
Portfolio

First American Minnesota                    $1,848               $4,053                  N/A                  N/A
Municipal Income Fund II

American Income Fund                           N/A                  N/A               $3,735               $4,879


      All Other Fees. There were no fees billed by Ernst & Young for other services during each Fund's two most recently completed fiscal years.


      Aggregate Non-Audit Fees. The aggregate non-audit fees billed by Ernst & Young to each of the Funds and the Adviser and entities controlling, controlled by or under common control with the Adviser that provide ongoing services to the Funds for the two most recently completed fiscal years are set forth in the following table.



                                 Fiscal year ended    Fiscal year ended    Fiscal year ended    Fiscal year ended
                                           1/31/05              1/31/04             10/31/04             10/31/03
                                 -----------------    -----------------    -----------------    -----------------
American Municipal Income                  $37,428              $98,670                  N/A                  N/A
Portfolio

Minnesota Municipal Income                 $35,730              $95,484                  N/A                  N/A
Portfolio

First American Minnesota                   $33,027              $93,311                  N/A                  N/A
Municipal Income Fund II

American Income Fund                           N/A                  N/A              $36,254             $139,702


AUDIT COMMITTEE PRE-APPROVAL POLICIES

      The Audit Committee has established procedures requiring the pre-approval of all audit and non-audit services performed for the Funds by Ernst & Young. Such procedures also require the pre-approval of non-audit service provided to U.S. Bancorp Asset Management, U.S. Bank National Association, Quasar Distributors, U.S. Bancorp Fund Services, LLC and any other entity under common control with U.S. Bancorp Asset Management that provides ongoing services to the Funds, but only if those services relate directly to the operations and financial reporting of the Funds. All of the services described above that were provided on or after May 6, 2003, the effective date of SEC rules relating to the pre-approval of non-audit services, were pre-approved in accordance with the Audit Committee's pre-approval procedures.


BOARD RECOMMENDATION; REQUIRED VOTE


      THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE IN FAVOR OF THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG. For each Fund, the vote of a majority of the shares represented at the meeting is sufficient for the ratification of the selection of the independent public accountants, provided at least a quorum (a majority of the outstanding shares) is represented in person or by proxy. For the Municipal Bond Funds, the preferred shareholders and the common shareholders vote together as a single class. Unless otherwise instructed, the proxies will vote for the ratification of the selection of Ernst & Young as each Fund's independent registered public accounting firm.


                              OFFICERS OF THE FUNDS

      Information about each officer's position and term of office with the Funds and business experience during the past five years is set forth below. Unless otherwise indicated, all positions have been held more than five years. No officer receives any compensation from the Funds.* Unless otherwise indicated, the address of each of the officers is U.S. Bancorp Asset Management, Inc., 800 Nicollet Mall, Minneapolis, Minnesota 55402.


NAME AND          POSITION HELD    TERM OF OFFICE** AND     PRINCIPAL OCCUPATION(S) DURING PAST
YEAR OF BIRTH     WITH THE FUNDS   LENGTH OF TIME SERVED    FIVE YEARS
---------------   --------------   ---------------------    ------------------------------------
Thomas S.         President        Since February 2001      Chief Executive Officer of the
Schreier, Jr.                                               Adviser since May 2001; prior
(1962)                                                      thereto, Chief Executive Officer of
                                                            First American Asset Management
                                                            since December 2000 and of Firstar
                                                            Investment & Research Management
                                                            Company ("FIRMCO") since February
                                                            2001; Senior Managing Director and
                                                            Head of Equity Research of U.S.
                                                            Bancorp Piper Jaffray from October
                                                            1998 through December 2000; prior
                                                            to October 1998, Senior Airline
                                                            Equity Analyst and a Director in the
                                                            Equity Research Department of Credit
                                                            Suisse First Boston.

Mark S.           Vice             Since September 2001     Chief Investment Officer of the
Jordahl(1960)     President --                              Adviser since September 2001; prior
                  Investments                               thereto, President and Chief
                                                            Investment Officer, ING Investment
                                                            Management - Americas, September
                                                            2000 to June 2001; Senior Vice
                                                            President and Chief Investment
                                                            Officer, ReliaStar Financial Corp,
                                                            January 1998 to September 2000.

Jeffery M.        Vice             Since March 2000         Senior Vice President of the Adviser
Wilson            President --                              since May 2001; prior thereto,
(1957)            Administration                            Senior Vice President of First
                                                            American Asset Management.

NAME AND          POSITION HELD    TERM OF OFFICE** AND     PRINCIPAL OCCUPATION(S) DURING PAST
YEAR OF BIRTH     WITH THE FUNDS   LENGTH OF TIME SERVED    FIVE YEARS
---------------   --------------   ---------------------    ------------------------------------
David H. Lui      Chief            Since February 2005      Chief Compliance Officer for First
(1960)            Compliance                                American Funds and the Adviser since
                  Officer                                   February 2005.  Prior thereto, Chief
                                                            Compliance Officer, Franklin
                                                            Advisers, Inc. and Chief Compliance
                                                            Counsel, Franklin Templeton
                                                            Investments from March 2004.  Prior
                                                            to that, Vice President, Charles
                                                            Schwab & Co., Inc.

Charles D.        Treasurer        Since December 2004      Mutual Funds Treasurer for the
Gariboldi, Jr.                                              Adviser since October 2004; prior
(1959)                                                      thereto, Vice President for
                                                            investment accounting and Fund
                                                            Treasurer of Thrivent Financial for
                                                            Lutherans.

Kathleen L.       Secretary        Since December 2004;     Deputy General Counsel of the
Prudhomme                          Assistant Secretary      Adviser since November 2004; prior
(1953)                             from September 1999      thereto, Partner, Dorsey & Whitney
                                   to December 2004         LLP, a Minneapolis based law firm.

Brett L. Agnew    Assistant        Since December 2004      Attorney for the Adviser since
(1971)            Secretary                                 August 2004; 2001-2004, Senior
                                                            Counsel, Thrivent Financial for
                                                            Lutherans; prior thereto,
                                                            Consultant, Principal Financial
                                                            Group.

James D. Alt*     Assistant        Since December           Partner, Dorsey & Whitney LLP, a
(1951)            Secretary        2004;  prior             Minneapolis based law firm.
50 South Sixth                     thereto, Secretary
Street, Suite                      of the Funds from
1500                               June 2002 to
Minneapolis,                       December 2004 and
MN 55402                           Assistant Secretary
                                   of the Funds from
                                   September 1998 to
                                   June 2002


* Legal fees and expenses are paid to Dorsey & Whitney LLP, the law firm of which Mr. Alt is a partner.

** Officers serve at the pleasure of the Board of Directors and are re-elected by the Board annually.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Based on Fund records and other information, the Funds believe that all SEC filing requirements with respect to the Funds applicable to their directors and officers, the Adviser and companies affiliated with the Adviser, pursuant to
Section 16(a) of the Securities Exchange Act of 1934, with respect to each Fund's fiscal year end were satisfied, except that Charles R. Manzoni and Joseph
M. Ulrey III, officers of the Adviser, and David H. Lui, an officer of the Funds and the Adviser, did not file their Form 3 Initial Statements of Beneficial Ownership of Securities on a timely basis.

                              SHAREHOLDER PROPOSALS


      Under the Securities Exchange Act of 1934, Fund shareholders may submit proposals to be considered at the next Annual Meeting. Rule 14a-8 under the Exchange Act sets forth the procedures and requirements for requesting that a Fund include these proposals in its proxy statement. Any proposal submitted under Rule 14a-8 must be received at the Funds' offices, 800 Nicollet Mall, Minneapolis, Minnesota 55402, no later than April 10, 2006. Shareholders also may submit proposals to be voted on at the next Annual Meeting without having the proposals included in the Funds' proxy statement. These proposals are known as "non-Rule 14a-8 proposals." The Funds' proxies will be able to exercise their discretionary authority to vote all proxies with respect to any non-Rule 14a-8 proposal, unless written notice of the proposal is presented to the Fund not later than June 24, 2006.



Dated: August 8, 2005


                                                        Kathleen L. Prudhomme
                                                        Secretary

                                                                      APPENDIX A

                              FIRST AMERICAN FUNDS
                              GOVERNANCE COMMITTEE
                                     CHARTER

I.    PURPOSE

      The purpose of the Governance Committee is to enhance the effectiveness of the Board of Directors of the First American Funds.

II.   COMPOSITION

      The Governance Committee shall be composed entirely of Directors who are not "interested persons" of the Funds within the meaning of the Investment Company Act of 1940. The Governance Committee will have at least three members and the Board Chair will serve as an "ex-officio" member of the Committee.

III.  RESPONSIBILITIES

      The Committee will have the following responsibilities:

      BOARD COMPOSITION


      - Interview and recommend to the Board of Directors of the Funds nominees for election as directors (whether they are "interested" or "disinterested" within the meaning of the Investment Company Act of 1940) consistent with the needs of the Board and the Funds. The Committee will evaluate candidates' qualifications for Board membership and, with respect to persons being considered to join the Board as "disinterested" directors, their independence from management and principal service providers. These persons must be independent in terms of both the letter and the spirit of the 1940 Act and the Rules, Regulations and Forms under the 1940 Act. With respect to "disinterested" director candidates, the Committee also will consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with Fund managers or service providers. In this regard, the Committee will not consider the following types of candidates to serve as "disinterested" directors: (1) a close family member(1) of an employee, officer or interested director of a Fund or its affiliates, and (2) a former officer or director of a Fund's affiliate.



----------
(1) "Close family member" includes any member of the immediate family and any aunt, uncle or cousin.

      - Review, annually, the independence of all Independent Directors and report its findings to the Board.

      - Review the composition of the Board of Directors to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

      - Report annually to the Board on which current and potential members of the Audit Committee qualify as Audit Committee Financial Experts.

      - Recommend to the Board a successor to the Board Chair when a vacancy occurs in that position.

      - Consult with the Board Chair regarding the Board Chair's recommended Committee assignments.

      - In anticipation of the Board's request for shareholder approval of a slate of Directors, recommend to the Board the slate of Directors to be presented for Board and shareholder approval.

      COMMITTEE STRUCTURE

      - Assist the Board Chair in his or her annual review of the Board's Committee structure and membership.

      - Review, at least annually, each Committee's Charter and suggest changes to the appropriate Committee Chair.

      DIRECTOR EDUCATION

      - Develop an annual education calendar that details the topics to be addressed in the Board's quarterly education sessions. The educational calendar will be presented to the full Board at its first quarterly meeting.

      - Monitor the attendance by each Independent Director at educational seminars, conferences or similar meetings.

      - Develop and conduct orientation sessions for new Independent Directors before or shortly after the new Directors join the Board.

      - Manage the Board's education program in a cost-effective manner.

      GOVERNANCE PRACTICES

      - Review and make recommendations to the Board of Directors concerning Director compensation at least once every two years.

      - As appropriate or necessary, review, on a regular basis, and make recommendations to the Board of Directors concerning Director expenses, including those related to Board education, Director education, Director travel, legal counsel and consultant support.

      - Monitor compliance with the Board's requirement that each Director maintain investments in the Funds that are at least equal to the aggregate fees for one year that he or she receives for Board-related service to the Funds.

      - Review Director compliance with the requirement that a Director must retire from Board service by December 31 of the year in which he or she reaches the age of 70.

      - Review Director compliance with the prohibition from serving on the board of directors of mutual funds that are not part of the First American Fund Complex.

      - If requested, assist the Board Chair in overseeing the Board's self-evaluation process undertaken each year by the Independent Directors.

      - In collaboration with outside counsel and as required by law or deemed advisable by the Committee, develop policies and procedures addressing matters which should come before the Committee in the proper exercise of its duties.

      - Review, at least annually, the Board's adherence to industry "best practices."

      - In consultation with the Board Chair, review and, as appropriate, recommend changes in, Board governance policies, procedures and practices.

      - Report the Committee's activities on a regular basis to the Board of Directors and make such recommendations as the Committee and the Board Chair deem appropriate.

      - Review at least annually and, as appropriate, recommend that the Board implement changes to this Charter.

IV.   RETENTION OF EXPERTS

      The Committee will have the resources and authority to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of any one or more of the Funds, as appropriate.

                                                                      APPENDIX B

                 PROPOSED AMENDMENTS TO THE RESTATED AND AMENDED
                ARTICLES OF INCORPORATION OF AMERICAN INCOME FUND

                                CURRENT ARTICLE V

                               Board of Directors

      The initial Board of Directors shall consist of the following two individuals, who, together with any additional Directors elected by the Directors, shall serve until the first annual meeting of shareholders:


              Name                                           Address
        ---------------                               ---------------------
        Thomas H. Potts                               10221 Wincopin Circle
                                                      Columbia, MD 21044


         John K. Darr                                 10221 Wincopin Circle
                                                      Columbia, MD 21044


      The number of Directors constituting the Board of Directors shall be fixed in accordance with the Bylaws. At the first annual meeting of shareholders (the "initial annual meeting"), the shareholders shall elect said number of directors. Such Directors shall be divided into three classes: class I, class II and class III. The initial terms of office of the classes of Directors elected at the initial annual meeting shall be as follows - class I, one year; class II, two years; and class III, three years - or thereafter in each case until their respective successors are elected and qualified. At each annual election, the Directors chosen to succeed those whose terms are expiring shall be identified as being of the same class as the Directors whom they succeed, and shall be elected for a term of three years, or thereafter in each case until their respective successors are elected and qualified. The number of Directors in each class shall be as nearly equal as possible.


      A Director may be removed only for cause, and only by action of the shareholders taken by the holders of at least seventy-five percent (75%) of the shares then entitled to vote in an election of Directors.

                         PROPOSED AMENDMENT TO ARTICLE V

      The current Article V will be deleted and replaced with the following:

                               Board of Directors

      The number of Directors constituting the Board of Directors shall be fixed in accordance with the Bylaws. Directors shall be elected by the shareholders entitled to vote thereon at each annual meeting of shareholders and shall hold office until the next annual meeting of shareholders and until each of their respective successors shall have been elected and qualified. The term of office of each Director who is in office at the time this ARTICLE V becomes effective (the "effective time") shall expire at the next annual meeting of shareholders held after the effective time.

                              CURRENT ARTICLE VIII

                                    Amendment

      From time to time, any of the provisions of these Articles of Incorporation may be amended, altered or repealed, upon the vote of the holders of a majority of the shares of capital stock of the Corporation at the time outstanding and entitled to vote, and other provisions which might, under the laws of the Commonwealth of Virginia at the time in force, be lawfully contained in these Articles of Incorporation, may be added or inserted upon the vote of the holders of a majority of the shares of capital stock of the Corporation at the time outstanding and entitled to vote, and all rights at any time conferred upon the shareholders of the Corporation by the Articles of Incorporation are granted subject to the provisions of this Article VIII.

      Notwithstanding any other provisions of these Articles of Incorporation or the Bylaws of the Corporation, the amendment or repeal of ARTICLE V or ARTICLE VII of these Articles of Incorporation shall require the affirmative vote of holders of more than two-thirds of the capital stock of the Corporation at the time outstanding and entitled to vote.

      The term "Articles of Incorporation" as used herein and in the Bylaws of the Corporation shall be deemed to mean these Articles of Incorporation as from time to time amended and restated.

                       PROPOSED AMENDMENT TO ARTICLE VIII

      The second paragraph of current Article VIII will be deleted and replaced with the following:

      Notwithstanding any other provisions of these Articles of Incorporation or the Bylaws of the Corporation, the amendment or repeal of ARTICLE VII of these Articles of Incorporation shall require the affirmative vote of holders of more than two-thirds of the capital stock of the Corporation at the time outstanding and entitled to vote.

                                                                      APPENDIX C

                           PROPOSED AMENDMENTS TO THE
                         BYLAWS OF AMERICAN INCOME FUND

                               CURRENT SECTION 3.1

      Section 3.1. Board of 3 to 15 Directors. The Board of Directors shall consist of not less than three (3) nor more than fifteen (15) Directors, all of whom shall be of full legal age and at least 40% of whom shall be persons who are not "interested persons" of the Company (as defined in the Investment Company Act of 1940, as amended). Directors need not be Shareholders or residents of Virginia. The Directors shall have power from time to time, and at any time when the Shareholders as such are not assembled in a meeting, regular or special, to increase or decrease their own number. If the number of Directors is increased, the additional Directors may be elected by a majority of the Directors in office at the time of the increase. If such additional Directors are not so elected by the Directors in office at the time they increase the number of places on the Board, or if the additional Directors are elected by the existing Directors prior to the first meeting of the Shareholders of the Company, then in either of such events the additional Directors shall be elected or re-elected by the Shareholders at their next annual meeting or at an earlier special meeting called for that purpose.

      Commencing with the first annual meeting of shareholders, the Board of Directors shall be divided into three equal classes having staggered terms of office as specified in the Articles of Incorporation.

      Directors shall be elected at the annual meeting of shareholders to fill each of the three classes of Directors for the terms of office specified in the Articles of Incorporation.

      Commencing with the second annual meeting of shareholders, Directors shall be elected at each annual meeting to succeed those Directors whose terms have expired and to fill any vacancies then existing. Each Director who is re-elected or elected to succeed a Director whose term has expired shall hold office for the term of three years as specified in the Articles of Incorporation and until his successor is elected.

      The Board of Directors may elect, but shall not be required to elect, a Chairman of the Board who must be a Director.

                        PROPOSED AMENDMENT TO SECTION 3.1

      The second, third and fourth paragraphs of Section 3.1 will be deleted and the following will be inserted in their place:

      Directors shall be elected at each annual meeting of shareholders in the manner specified in Article V of the Company's Restated and Amended Articles of Incorporation, as amended.

                               CURRENT SECTION 3.4

      Section 3.4. Removal. Subject to the Articles of Incorporation, any Director may be removed from office only for cause and only at a meeting called expressly for that purpose by the vote of shareholders holding more than 75% of the shares entitled to vote at an election of Directors.

                        PROPOSED AMENDMENT TO SECTION 3.4

      Section 3.4 will be deleted in its entirety.


                               CURRENT SECTION 9.1


      Section 9.1. By Shareholders. Except as provided in this Section 9.1, Bylaws may be adopted, amended or repealed by vote of the holders of a majority of the Company's stock, as defined by the Investment Company Act of 1940, as amended, at any annual or special meeting of the Shareholders at which a quorum is present or represented, provided notice of the proposed amendment shall have been contained in the notice of the meeting. Sections 3.1 and 3.4 may be amended only by vote of the holders of 75% of the Company's stock unless such action has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of Directors fixed in accordance with these Bylaws, in which case the affirmative vote of a majority of the outstanding shares is required.

                        PROPOSED AMENDMENT TO SECTION 9.1

      Section 9.1 will be amended to read in its entirety as follows:

      Section 9.1. By Shareholders. Bylaws may be adopted, amended or repealed, by vote of the holders of a majority of the Company's stock, as defined by the Investment Company Act of 1940, as amended, at any annual or special meeting of the Shareholders at which a quorum is present or represented, provided notice of the proposed amendment shall have been contained in the notice of the meeting.

NOTICE OF ANNUAL

MEETING OF SHAREHOLDERS

TIME:
Monday, September 19, 2005
at 3:00 p.m.

PLACE:
Minneapolis Club
729 Second Avenue South
Minneapolis, Minnesota 55402

IMPORTANT:
Please date and sign your
proxy card and return it promptly
using the enclosed reply envelope.


                                            Book 2
                                            Cusip Numbers:


                                            027649-10-2      027649-20-1
                                            604062-10-9      027649-30-0
                                            604062-20-8      604062-30-7
                                            02672T-10-9      31849P-10-4
                                            31849P-20-3

                                            USBAM2-PS-05

                                   DETACH HERE

                    AMERICAN MUNICIPAL INCOME PORTFOLIO INC.

                                  COMMON STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Charles D. Gariboldi, Jr., Kathleen L. Prudhomme and Jeffery M. Wilson and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all common shares of American Municipal Income Portfolio Inc. (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on September 19, 2005, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH ON THE REVERSE SIDE OF THIS CARD. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

   PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
                                   ENVELOPE.

IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.

HAS YOUR ADDRESS CHANGED?                     DO YOU HAVE ANY COMMENTS?
_________________________________             _________________________________
_________________________________             _________________________________
_________________________________             _________________________________

AMERICAN MUNICIPAL INCOME PORTFOLIO INC.
C/O COMPUTERSHARE
P.O. BOX 8694
EDISON, NJ 08818-8694

                    __________________________________________

                 YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

VOTE-BY-INTERNET                                VOTE-BY-TELEPHONE

Log on to the Internet and go to                Call toll-free
http://www.eproxyvote.com/xaa         OR        1-877-PRX-VOTE (1-877-779-8683)

  If you vote over the Internet or by telephone, please do not mail your card.

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

      Please mark
|X|   votes as in
      this example

1. To elect all nominees listed below (except as marked to the contrary below).

      (01) Benjamin R. Field III, (02) Victoria J. Herget,
      (03) Richard K. Riederer, (04) Joseph D. Strauss,
      (05) Virginia L. Stringer, and (06) James M. Wade

                                         VOTE
        FOR                             WITHHELD
        ALL      [ ]             [ ]    FROM ALL
      NOMINEES                          NOMINEES

FOR ALL     [ ] ______________________
NOMINEES    (INSTRUCTION: To withhold
EXCEPT      authority to vote for
            any individual nominees,
            write that nominee's name
            in the space provided
            above.)

                    ________________________________________

                    AMERICAN MUNICIPAL INCOME PORTFOLIO INC.
                    ________________________________________

                                  COMMON STOCK

2.    To ratify the selection
      of Ernst & Young LLP as       FOR     AGAINST     ABSTAIN
      independent public            [ ]       [ ]          [ ]
      accountants for the Fund.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

Mark box at right if an address change or
comment has been noted on the reverse side of
this card.                                                 [ ]

Please be sure to sign and date this Proxy.

Shareholder
sign here: _________________________ Date: _____________________

Co-owner
sign here: _________________________ Date: ______________________

                                     [FRONT]

                    AMERICAN MUNICIPAL INCOME PORTFOLIO INC.

                                 PREFERRED STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Charles D. Gariboldi, Jr., Kathleen L. Prudhomme and Jeffery M. Wilson and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all preferred shares of American Municipal Income Portfolio Inc. (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on September 19, 2005, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH ON THE REVERSE SIDE OF THIS CARD. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

   PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
                                   ENVELOPE.

IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.

HAS YOUR ADDRESS CHANGED?                  DO YOU HAVE ANY COMMENTS?
___________________________________        ___________________________________
___________________________________        ___________________________________
___________________________________        ___________________________________

                                     [BACK]

      Please mark
|X|   votes as in
      this example

1.    To elect all nominees listed below
      (except as marked to the contrary
      below).

      (01) Benjamin R. Field III, (02) Roger A. Gibson,
      (03) Victoria J. Herget, (04) Leonard W. Kedrowski,
      (05)Richard K. Riederer, (06) Joseph D. Strauss,
      (07)Virginia L. Stringer, and (08) James M. Wade

                                                    VOTE
        FOR                                        WITHHELD
        ALL          [ ]                  [ ]      FROM ALL
      NOMINEES                                     NOMINEES

FOR ALL         [ ] _____________________________________
NOMINEES        (INSTRUCTION:  To withhold authority to vote
EXCEPT          for any individual nominees, write that
                nominee's name in the space provided above.)

                    ________________________________________

                    AMERICAN MUNICIPAL INCOME PORTFOLIO INC.
                    ________________________________________

                                 PREFERRED STOCK

2.    To ratify the selection
      of Ernst & Young LLP as           FOR         AGAINST         ABSTAIN
      independent public                [ ]           [ ]             [ ]
      accountants for the Fund.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

Mark box at right if an address change or comment has been noted
on the reverse side of this card.                                      [ ]

Please be sure to sign and date this Proxy.

Shareholder
sign here: _______________________________ Date: ________________

Co-owner
sign here: _______________________________ Date: ________________

                                   DETACH HERE

                    MINNESOTA MUNICIPAL INCOME PORTFOLIO INC.

                                  COMMON STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Charles D. Gariboldi, Jr., Kathleen L. Prudhomme and Jeffery M. Wilson and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all common shares of Minnesota Municipal Income Portfolio Inc. (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on September 19, 2005, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH ON THE REVERSE SIDE OF THIS CARD. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

   PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
                                   ENVELOPE.

IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.

HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?
___________________________________       _____________________________________
___________________________________       _____________________________________
___________________________________       _____________________________________

MINNESOTA MUNICIPAL INCOME PORTFOLIO INC.
C/O COMPUTERSHARE
P.O. BOX 8694
EDISON, NJ 08818-8694

                    _________________________________________

                 YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

VOTE-BY-INTERNET                             VOTE-BY-TELEPHONE

Log on to the Internet and go to             Call toll-free
http://www.eproxyvote.com/mxa         OR     1-877-PRX-VOTE (1-877-779-8683)

  If you vote over the Internet or by telephone, please do not mail your card.

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

      Please mark
|X|   votes as in
      this example

1. To elect all nominees listed below (except as marked to the contrary below).

      (01) Benjamin R. Field III, (02) Victoria J. Herget,
      (03) Richard K. Riederer, (04) Joseph D. Strauss,
      (05) Virginia L. Stringer, and (06) James M. Wade

                                                    VOTE
        FOR                                        WITHHELD
        ALL         [ ]                    [ ]     FROM ALL
      NOMINEES                                     NOMINEES

FOR ALL      [ ] ______________________________________
NOMINEES     (INSTRUCTION: To withhold authority to vote
EXCEPT       for any individual nominees, write that
             nominee's name in the space provided above.)

                    _________________________________________

                    MINNESOTA MUNICIPAL INCOME PORTFOLIO INC.
                    _________________________________________

                                  COMMON STOCK

2.    To ratify the selection
      of Ernst & Young LLP as         FOR         AGAINST        ABSTAIN
      independent public              [ ]           [ ]            [ ]
      accountants for the Fund.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

Mark box at right if an address change or comment has been noted
on the reverse side of this card.                                  [ ]

Please be sure to sign and date this Proxy.

Shareholder
sign here: _____________________________________ Date: ________________

Co-owner
sign here: _____________________________________ Date: ________________

                                     [FRONT]

                    MINNESOTA MUNICIPAL INCOME PORTFOLIO INC.

                                 PREFERRED STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Charles D. Gariboldi, Jr., Kathleen L. Prudhomme and Jeffery M. Wilson and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all preferred shares of Minnesota Municipal Income Portfolio Inc. (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on September 19, 2005, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH ON THE REVERSE SIDE OF THIS CARD. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

   PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
                                   ENVELOPE.

IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.

HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?
___________________________________         ___________________________________
___________________________________         ___________________________________
___________________________________         ___________________________________

                                     [BACK]

      Please mark
|X|   votes as in
      this example

1. To elect all nominees listed below (except as marked to the contrary below).

      (01) Benjamin R. Field III, (02) Roger A. Gibson,
      (03) Victoria J. Herget, (04) Leonard W. Kedrowski,
      (05) Richard K. Riederer, (06) Joseph D. Strauss,
      (07) Virginia L. Stringer, and (08) James M. Wade

                                                    VOTE
        FOR                                        WITHHELD
        ALL          [ ]                   [ ]     FROM ALL
      NOMINEES                                     NOMINEES

FOR ALL     [ ] _____________________________________
NOMINEES    (INSTRUCTION: To withhold authority to vote
EXCEPT      for any individual nominees, write that
            nominee's name in the space provided above.)

                    _________________________________________

                    MINNESOTA MUNICIPAL INCOME PORTFOLIO INC.
                    _________________________________________

                                 PREFERRED STOCK

2.    To ratify the selection
      of Ernst & Young LLP as          FOR         AGAINST         ABSTAIN
      independent public               [ ]           [ ]             [ ]
      accountants for the Fund.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

Mark box at right if an address change or
comment has been noted on the reverse side of
this card.                                                           [ ]

Please be sure to sign and date this Proxy.

Shareholder
sign here: _____________________________________  Date: ________________

Co-owner
Sign here: ______________________________________ Date: _________________

                                   DETACH HERE

             FIRST AMERICAN MINNESOTA MUNICIPAL INCOME FUND II, INC.

                                  COMMON STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Charles D. Gariboldi, Jr., Kathleen L. Prudhomme and Jeffery M. Wilson and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all common shares of First American Minnesota Municipal Income Fund II, Inc. (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on September 19, 2005, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH ON THE REVERSE SIDE OF THIS CARD. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

   PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
                                   ENVELOPE.

IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.

HAS YOUR ADDRESS CHANGED?                  DO YOU HAVE ANY COMMENTS?
____________________________________       ____________________________________
____________________________________       ____________________________________
____________________________________       ____________________________________

FIRST AMERICAN MINNESOTA
MUNICIPAL INCOME FUND II, INC.
C/O COMPUTERSHARE
P.O. BOX 8694
EDISON, NJ 08818-8694

                   __________________________________________

                 YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

VOTE-BY-INTERNET                                 VOTE-BY-TELEPHONE

Log on to the Internet and go to                 Call toll-free
http://www.eproxyvote.com/mxn          OR        1-877-PRX-VOTE (1-877-779-8683)

  If you vote over the Internet or by telephone, please do not mail your card.

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

      Please mark
|X|   votes as in
      this example

1. To elect all nominees listed below (except as marked to the contrary below).

      (01) Benjamin R. Field III, (02) Victoria J. Herget,
      (03) Richard K. Riederer, (04) Joseph D. Strauss,
      (05) Virginia L. Stringer, and (06) James M. Wade

                                                    VOTE
        FOR                                        WITHHELD
        ALL         [ ]                    [ ]     FROM ALL
      NOMINEES                                     NOMINEES

FOR ALL     [ ] ____________________________________
NOMINEES    (INSTRUCTION:  To withhold authority to vote
EXCEPT      for any individual nominees, write that
            nominee's name in the space provided above.)

                  _____________________________________________

                            FIRST AMERICAN MINNESOTA
                         MUNICIPAL INCOME FUND II, INC.
                  _____________________________________________

                                  COMMON STOCK

2.    To ratify the selection
      of Ernst & Young LLP as          FOR         AGAINST         ABSTAIN
      independent public               [ ]           [ ]             [ ]
      accountants for the Fund.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

Mark box at right if an address change or comment has been noted
on the reverse side of this card.                                    [ ]

Please be sure to sign and date this Proxy.

Shareholder
sign here: _____________________________________ Date: ________________

Co-owner
sign here: _____________________________________ Date: _________________

                                     [FRONT]

             FIRST AMERICAN MINNESOTA MUNICIPAL INCOME FUND II, INC.

                                 PREFERRED STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Charles D. Gariboldi, Jr., Kathleen L. Prudhomme and Jeffery M. Wilson and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all preferred shares of First American Minnesota Municipal Income Fund II, Inc. (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on September 19, 2005, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH ON THE REVERSE SIDE OF THIS CARD. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

   PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
                                   ENVELOPE.

IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.

HAS YOUR ADDRESS CHANGED?                     DO YOU HAVE ANY COMMENTS?
________________________________              ________________________________
________________________________              ________________________________
________________________________              ________________________________

                                     [BACK]

      Please mark
|X|   votes as in
      this example

1. To elect all nominees listed below (except as marked to the contrary below).

      (01) Benjamin R. Field III, (02) Roger A. Gibson,
      (03) Victoria J. Herget, (04) Leonard W. Kedrowski,
      (05) Richard K. Riederer, (06) Joseph D. Strauss,
      (07) Virginia L. Stringer, and (08) James M. Wade

                                                    VOTE
        FOR                                        WITHHELD
        ALL         [ ]                     [ ]    FROM ALL
      NOMINEES                                     NOMINEES

FOR ALL     [ ] ______________________________________
NOMINEES    (INSTRUCTION:  To withhold authority to vote
EXCEPT      for any individual nominees, write that
            nominee's name in the space provided above.)

                _________________________________________________

                            FIRST AMERICAN MINNESOTA
                         MUNICIPAL INCOME FUND II, INC.
                _________________________________________________

                                 PREFERRED STOCK

2.    To ratify the selection
      of Ernst & Young LLP as          FOR         AGAINST         ABSTAIN
      independent public               [ ]           [ ]             [ ]
      accountants for the Fund.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

Mark box at right if an address change or comment has
been noted on the reverse side of this card.                          [ ]

Please be sure to sign and date this Proxy.

Shareholder
sign here: _____________________________________ Date: ________________

Co-owner
sign here: _____________________________________ Date: ________________

                                   DETACH HERE

                           AMERICAN INCOME FUND, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Charles D. Gariboldi, Jr., Kathleen L. Prudhomme and Jeffery M. Wilson and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all common shares of American Income Fund, Inc. (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on September 19, 2005, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH ON THE REVERSE SIDE OF THIS CARD. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

   PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
                                   ENVELOPE.

IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.

HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?
_________________________________            _________________________________
_________________________________            _________________________________
_________________________________            _________________________________

AMERICAN INCOME FUND, INC.
C/O COMPUTERSHARE
P.O. BOX 8694
EDISON, NJ 08818-8694

                   _________________________________________

                 YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

VOTE-BY-INTERNET                                 VOTE-BY-TELEPHONE

Log on to the Internet and go to                 Call toll-free
http://www.eproxyvote.com/mrf          OR        1-877-PRX-VOTE (1-877-779-8683)

  If you vote over the Internet or by telephone, please do not mail your card.

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

      Please mark
|X|   votes as in
      this example

1. To elect all nominees listed below (except as marked to the contrary below).

      (01) Victoria J. Herget, (02) Leonard W. Kedrowski, and
      (03) Richard K. Riederer

                                                    VOTE
        FOR                                        WITHHELD
        ALL          [ ]                    [ ]    FROM ALL
      NOMINEES                                     NOMINEES

FOR ALL     [ ] ______________________________________
NOMINEES    (INSTRUCTION: To withhold authority to vote
EXCEPT      for any individual nominees, write that
            nominee's name in the space provided above.)

                _________________________________________________

                           AMERICAN INCOME FUND, INC.
                _________________________________________________

2.    To amend the Articles of
      Incorporation and Bylaws of      FOR         AGAINST         ABSTAIN
      the Fund as described in the     [ ]           [ ]              [ ]
      proxy statement.

3.    To ratify the selection
      of Ernst & Young LLP as          FOR         AGAINST         ABSTAIN
      independent public               [ ]           [ ]              [ ]
      accountants for the Fund.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

Mark box at right if an address change or
comment has been noted on the reverse side of
this card.                                                            [ ]

Please be sure to sign and date this Proxy.

Shareholder
sign here: _____________________________________ Date: ________________

Co-owner
sign here: _____________________________________ Date: ________________

                                        2